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                    MERRILL LYNCH UTILITY INCOME FUND, INC.
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                       Supplement dated November 7, 1995
                    to the Prospectus dated October 21, 1994

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                          FOR USE IN THE STATE OF OHIO

         Notwithstanding the fact that the board may determine that a Rule 144A security is liquid and not subject to the 15% restriction on illiquid securities, the State of Ohio does not recognize Rule 144A securities as securities which are free of restrictions as to resale. Consequently, to the extent required by Ohio law, the Fund will not invest more than 50% of its total assets in securities of issuers which are restricted as to disposition, including Rule 144A securities, or in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.


Code # 16855--1195OH